SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                Date of Report: December 12, 1995

                     SBC COMMUNICATIONS INC.

                     A Delaware Corporation

                   Commission File No. 1-8610

                   IRS Employer No. 43-1301883

            175 E. Houston, San Antonio, Texas 78205

                 Telephone Number (210) 821-4105


Item 7. Financial Statements and Exhibits

SBC Communications Inc. is filing herewith the following exhibits:

     (c)  Exhibits.



EXHIBIT NUMBER                     DESCRIPTION

4-a                        Southwestern Bell Capital
                           Corporation Officers'
                           Certificate dated December
                           12, 1995 for Medium Term
                           Note, one of a duly
                           authorized issue of notes
                           of the Series, "Medium-Term
                           Notes, Series D, Due Nine
                           Months to Thirty Years From
                           Date of Issue, pursuant to
                           section 2.02(b) of the
                           Indenture.

4-b                        Form of Fixed Rate Note.










                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SBC Communications Inc.

                                  /s/ Donald E. Kiernan
                                   Donald E. Kiernan
                                   Senior Vice President, Treasurer
                                     and Chief Financial Officer



December 12, 1995